UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2018

IMPAX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

30831 Huntwood Avenue, Hayward, CA		94544
(Address of principal executive offices)		(Zip Code)

(510) 240-6000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.
As previously disclosed, on October 17, 2017, Impax Laboratories, Inc. (“we,” “us,” “Impax” or the “Company”) entered into the Business Combination Agreement (the “BCA”), dated as of October 17, 2017, among the Company, Amneal Pharmaceuticals LLC (“Amneal”), Atlas Holdings, Inc., a direct wholly owned subsidiary of the company (“Holdco”) and K2 Merger Sub Corporation, a direct wholly owned subsidiary of Holdco (“Merger Sub”), as amended on November 21, 2017 and December 16, 2017, and the transactions contemplated thereby (the “Combination”). Following completion of the Combination, the combined businesses will operate under Holdco as a new holding company, which will be renamed Amneal Pharmaceuticals, Inc. (“New Amneal”). On February 12, 2018, we filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of Impax shareholders scheduled to be held on March 27, 2018 in connection with the Combination (the “Special Meeting”).

Litigation Related to the Combination
As previously disclosed, in connection with the Combination, two class action lawsuits have been filed in the Northern District of California.
December 12, 2017: Vana v. Impax Laboratories Inc., et. al., Case No. 3:17-cv-07079 (“Vana”)
December 14, 2017: Stone v. Benet, et. al., Case No. 3:17-cv-07123-SI (“Stone”)
The complaints generally allege that the Registration Statement on Form S-4 filed by Holdco related to the Combination contains false and misleading statements and/or omissions concerning the financial projections of Impax, Amneal, and New Amneal; Morgan Stanley & Co. LLC’s valuation analyses and Fairness Opinions relating to Impax and Amneal; potential conflicts of interest associated with one of Impax’s financial advisors and the Combination; and background information of the Combination, including confidentiality agreements entered into by Impax in connection with the Combination. Both complaints assert violations of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 (“Section 14(a)”) against Impax and certain Impax directors (Benet, Bisaro, Buchi, Burr, Chao, Pendergast, Terreri, and Vergis), and violations of Section 20(a) of the Securities Exchange Act of 1934 (“Section 20(a)”) against certain Impax directors in connection with the Combination. The Vana complaint names Amneal in its Section 20(a) cause of action, and the Stone complaint includes additional Impax’s subsidiaries (Atlas Holdings, Inc., K2 Merger Sub Corporation), and Amneal in the Section 14(a) cause of action.
Both of the complaints seek, among other things, equitable relief to enjoin the consummation of the Combination, damages in an amount to be proven at trial, and attorneys’ fees and costs. A Notice of Voluntary Dismissal Without Prejudice of the Vana complaint was filed by Plaintiffs’ counsel on March 5, 2018, and entered by the Northern District court on March 5, 2018.
Also as previously disclosed, on December 28, 2017, Impax received a demand letter from counsel for one of its shareholders pursuant to Section 220 of the Delaware General Corporation Law and Section 1601 of California Corporations Code, seeking disclosure of certain Company records. Since February 2018, the Company has been negotiating with the shareholder concerning the Section 220 Demand. The Company expects to reach a resolution before the Special Meeting. The Company continues to comply fully with any stockholder commitments required by relevant law.

Supplemental Disclosures to Definitive Proxy Statement
This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all capitalized terms used below shall have the meanings set forth in the Definitive Proxy Statement.
The following supplemental disclosure is added following the table presenting a summary of the Impax Management Projections in the section of the Definitive Proxy Statement entitled “The Combination—Unaudited Forecasted Financial Information” that appears on page 97.
The following table presents a summary of the calculation of the estimated unlevered free cash flow of Impax.

	Fiscal Year December 31
($ in millions)	2018E	2019E	2020E	2021E
Revenue	$885	$872	$891	$968
Adjusted EBITDA	$209	$249	$275	$316
EBIT (burdened for share-based compensation	$141	$179	$199	$240
Taxes	($48)	($61)	($68)	($82)
Net Operating Profit After Tax	$93	$118	$131	$159
Depreciation	$29	$29	$33	$30
Change in Net Working Capital	($12)	($4)	$0	($14)
Capital Expenditures	($60)	($55)	($45)	($50)
Unlevered Free Cash Flow	$49	$89	$119	$125

The following supplemental disclosure is added following the table presenting a summary of the Amneal Adjusted Projections in the section of the Definitive Proxy Statement entitled “The Combination—Unaudited Forecasted Financial Information” that appears on page 97.

The following table presents a summary of the calculation of the estimated unlevered free cash flow of Amneal.

	Fiscal Year December 31
($ in millions)	2018E	2019E	2020E	2021E
Revenue	$1,299	$1.496	$1.710	$1.848
Adjusted EBITDA	$459	$586	$738	$851
EBIT (burdened for share-based compensation)	$396	$515	$661	$768
Taxes	($134)	($175)	($225)	($261)
Net Operating Profit After Tax	$261	$340	$436	$507
Depreciation & Amortization	$65	$73	$79	$85
Change in Net Working Capital	($142)	($136)	($136)	($61)
Capital Expenditures	($60)	($60)	($60)	($60)
Adello Milestone Payments	($23)	($40)	($20)	--
Unlevered Free Cash Flow	$100	$177	$300	$471

The following supplemental disclosure is added as the last sentence of the first paragraph in the section of the Definitive Proxy Statement entitled “The Combination—Opinion of Impax’s Financial Advisor—Analyses Relating to Impax—Precedent Transactions Analysis” that appears on page 102.
These transactions were selected, among other reasons, because (i) the transactions occurred within a period that Morgan Stanley deemed relevant and (ii) the businesses involved in these transactions were judged by Morgan Stanley to be sufficiently analogous to Impax’s business or aspects thereof, in each case, based on Morgan Stanley’s experience and professional judgment.
The following underlined language is added to the second paragraph in the section of the Definitive Proxy Statement entitled “The Combination—Opinion of Impax’s Financial Advisor—Analyses Relating to Impax—Discounted Cash Flow Analysis” that appears on page 103.

Morgan Stanley calculated a range of implied values per Impax Share based on estimates of future cash flows for calendar years 2018 through 2021. Morgan Stanley performed this analysis on the estimated cash flows contained in the Impax Management Projections. Morgan Stanley first calculated the estimated unlevered free cash flows (calculated as tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital, in each case based on guidance from Impax’s management). Morgan Stanley then calculated a terminal value for Impax as of December 31, 2021, by applying a range of perpetual growth rates of 0% to 1.0%, selected based on Morgan Stanley’s experience and professional judgment. The unlevered free cash flows from calendar years 2018 to 2021 and the terminal value were then discounted to present values using a range of discount rates of 6.8% to 8.1% (which Morgan Stanley derived based on Impax’s assumed weighted average cost of capital using its experience and professional judgment), to calculate an implied aggregate value for Impax. Morgan Stanley then adjusted the total implied aggregate value ranges by Impax’s estimated net debt as of September 30, 2017 of $749 million as provided by Impax’s management and divided the resulting implied total equity value ranges by Impax’s fully diluted shares outstanding as provided by Impax’s management.

The following underlined language is added to the second paragraph in the section of the Definitive Proxy Statement entitled “The Combination—Opinion of Impax’s Financial Advisor—Analyses Relating to Amneal—Discounted Cash Flow Analysis” that appears on page 106.

Morgan Stanley calculated a range of implied values of Impax based on estimates of future cash flows for calendar years 2018 through 2021. Morgan Stanley performed this analysis on the estimated cash flows contained in the Amneal Adjusted Projections. Morgan Stanley first calculated the estimated unlevered free cash flows (calculated as tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures and adjusted for changes in working capital and certain milestone payments, in each case based on guidance from Impax’s management). Morgan Stanley then calculated a terminal value for Amneal as of December 31, 2021, by applying perpetual growth rates of 0% to 1.0%, selected based on Morgan Stanley’s experience and professional judgment. The unlevered free cash flows from calendar years 2018 to 2021 and the terminal value were then discounted to present values using a range of discount rates of 6.8% to 8.1% (which Morgan Stanley derived based on Amneal’s assumed weighted average cost of capital using its experience and professional judgment), to calculate an implied aggregate value for Amneal. Morgan Stanley then adjusted the total implied aggregate value ranges by Amneal’s assumed net debt of $1,600,000,000, which was equal to the maximum permitted net debt of Amneal for purposes of the conditions to completion of the Combination.

Cautionary Statement Regarding Forward-Looking Statements

This combined proxy statement/prospectus contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, target, potential, forecast, and the negative thereof and similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the Combination or the anticipated benefits thereof, including, without limitation, future financial and operating results. Readers are cautioned that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the combination or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the combination, (ii) the risk that a condition to effecting the combination may not be satisfied, (iii) the ability of Impax and Amneal to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the Combination will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of New Amneal’s operations, and the anticipated tax treatment, (v) potential litigation relating to the Combination that could be instituted against Impax, Amneal or their respective directors, (vi) possible disruptions from the Combination that could harm Impax’s and/or Amneal’s business, including current plans and operations, (vii) the ability of Impax or Amneal to retain, attract and hire talented personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the combination, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the Combination that could affect Impax’s or Amneal’s financial performance, (x) certain restrictions during the pendency of the Combination that may impact Impax’s or Amneal’s ability to pursue certain business opportunities or strategic combination, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments, (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors, and (xiv) such other factors as are set forth in Impax’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Definitive Proxy Statement, Impax’s Form 10-K for the fiscal year ended December 31, 2017and in Impax’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Impax’s or Amneal’s consolidated financial condition, results of operations, credit rating or liquidity. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Impax has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Impax on the date hereof, and unless legally required, Impax disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Impax and Amneal pursuant to the Business Combination Agreement dated as of October 17, 2017 by and among Impax, Holdco, and Merger Sub, as amended by Amendment No. 1, dated November 21, 2017, and Amendment No. 2, dated December 16, 2017. In connection with the proposed transaction, Holdco filed a registration statement on Form S- 4, containing a proxy statement/prospectus, with the SEC on November 21, 2017, Amendment No. 1 to the registration statement filed on December 29, 2017, Amendment No. 2 to the registration statement filed on January 23, 2018, Amendment No. 3 to the registration statement filed on February 1, 2018 and Amendment No. 4 to the registration statement filed on February 6, 2018, which was declared effective by the SEC on February 9, 2018. Impax has filed a definitive proxy statement on Schedule 14A with the SEC on February 12, 2018, and the definitive proxy statement and a form of proxy have been mailed to the shareholders of Impax on or about February 13, 2018. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Impax or Holdco may file or have filed with the SEC, or will send or have sent to stockholders in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IMPAX ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS,

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of the registration statement, including the proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Impax or Holdco will be available free of charge on Impax’s internet website at http://www.impaxlabs.com or by contacting Mark Donohue, Investor Relations and Corporate Communications at (215) 558-4526.
Participants in Solicitation
Impax, Amneal, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Impax’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Impax is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and in its Annual Report on Form 10-K for the year ended December 31, 2016. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2018		IMPAX LABORATORIES, INC.
	By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	Senior Vice President, Finance and Chief Financial Officer